Hawai'i Association of REALTORS®

AMENDMENT # 6

To the Purchase Contract, dated 12/09/2021

Hawaii Association of REALTORS® Standard Form
Revised 8/18 (NC) For Release 11/19

REALTOR®

Reviewed by: Roy Vandoorn (Principal Broker/Broker-in-Charge) — Roy Vandoorn (Signature) B61124492F8D436 — Hawaii Life Real Estate Brokers (Brokerage Firm)

Property Reference or Address: **0 Kula Highway**
Kula, HI 96790

Tax Map Key: Div. 2 /Zone 2 /Sec. 3 /Plat 8 /Parcel(s) 4, 30, 47 /CPR(s) ______ (if applicable).

The undersigned Buyer and Seller hereby agree to the following:

1. **Referencing paragraph J1 General Inspection of the Property: Extend to 5/16/ 2022 or sooner.**
2. **Referencing F2 Closing Date: Change to on or Before May 20, 2022.**
3. **Referencing F3a: Unilateral Right to Extend: Delete. F3b, Time is of the Essence, shall apply.**

DocuSigned by: [signature] 7D1EC4875BF241A	DocuSigned by: Hoa Pono, LLC / Michl Binderbauer
Signature Paul Subrata — Date May-02-2022	Signature — Date 5/2/2022
Title VP, Maui Land & Pineapple Co.	Title Buyer
Signature ____ Date ____	Signature ____ Date ____
Title ____	Title ____
Signature ____ Date ____	Signature ____ Date ____
Title ____	Title ____

NOTE: THERE IS NO WARRANTY ON PLAIN LANGUAGE. An effort has been made to put this agreement into plain language. But there is no promise that it is in plain language. In legal terms, THERE IS NO WARRANTY, EXPRESSED OR IMPLIED, THAT THIS AGREEMENT COMPLIES WITH CHAPTER 487A OF THE HAWAII REVISED STATUTES. This means that the Hawaii Association of REALTORS® is not liable to any Buyer, Seller, or other person who uses this form for any damages or penalty because of any violation of Chapter 487A. People are cautioned to see their own attorneys about Chapter 487A (and other laws that may apply).